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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                                 JUNE 17, 2004

                             DIOMED HOLDINGS, INC.


        DELAWARE                   000-32045                  84-140636
     (State or other        (Commission File Number)        (IRS Employer
     jurisdiction of                                     Identification No.)
     incorporation)

             1 DUNDEE PARK
              ANDOVER, MA                                01810
(Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (978-475-7771)

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Item 5. Other Material Important Events and Regulation FD Disclosure

On June 16, 2004, the Registrant's board of directors made a determination as to the implementation of the 1-for-25 reverse split (approved by the stockholders at the Registrant's 2004 Annual Meeting of Stockholders held June 15, 2004) as soon as practicable. The reverse split became effective as of the opening of trading on the American Stock Exchange on June 17, 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1      Press Release, dated June 16, 2004


                                   SIGNATURES

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                                         DIOMED HOLDINGS, INC.
                                         (Registrant)

Date: June 17, 2004                      By:    /s/ David B. Swank
                                                --------------------------------
                                         Name:  David B. Swank
                                         Title: Chief Financial Officer